Exhibit 99.2

Investor Presentation November 2016 NASDAQ: RGSE

Forward-Looking Statements

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

This presentation by Real Goods Solar, Inc. (the "Company," "we", "us," "its," "our") contains forward-looking statements and forward-looking hypothetical examples or constructs within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the Company's capital formation activities, business and financial strategies, its growth opportunities, future sales and installation revenue, its business turnaround strategy and plans to achieve break-even or better results in future periods resulting from increased sales and reduced cost of goods sold and operating expenses. Forward-looking statements and forward-looking hypotheticals examples are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words "hypothetical," "anticipate," "believe," "plan," "target", "estimate," "expect," "strive," "future," "intend," "may," "will" and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements and hypothetical examples should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements and hypothetical examples are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements and hypothetical examples. In order to implement its business turnaround strategy, the Company requires additional capitalization and expansion of its sales and installation operations. Therefore, the Company cautions you against relying on any of these forward-looking statements or forward-looking hypothetical examples.

Additional key risks and uncertainties that may cause a change in any forward-looking statement or forward-looking hypothetical examples include: the Company obtaining additional capital for implementation of its business turnaround strategy; the effect of electric power generation industry regulations in the states the Company operates, net electric power metering and related policies; the level of demand for our solar energy systems; the availability of a sufficient, timely, and cost-effective supply of solar panels, the Company's ability to implement required cost containment and reductions, and to generate sufficient cash flow from operations to fund operations. You should read the section entitled "Risk Factors" in our 2015 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q during 2016, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements or forward-looking hypothetical examples made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement or forward-looking hypothetical example, whether as a result of new information, future developments or otherwise, except as may be required by law.

© Copyright 2016 Real Goods Solar, Inc. All Rights Reserved.

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• RGS Energy , incorporated in 1978, is primarily a residential solar Company with two business segments : • Residential – the largest segment offering Mainland U.S. residential homeowners solar systems and small commercial solar systems sourced from the residential customer base. • Sunetric – Hawaii residential and commercial solar systems; based in Oahu • We provide turnkey solar solutions - from system design, construction planning, customer financing assistance, installation, to interconnection and warranty: • Majority of materials are “Buy American”, American Recovery and Reinvestment Act (ARRA) compliant • Compliant with newest electrical codes • Headquartered in Louisville, Colorado, with ≈150 employees and a nationwide presence NASDAQ : RGSE 3 Who We Are – In Business 38 Years, With a National Operating Footprint

A Brief History of RGS

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®


First in Solar
Since '78

1978	Real Goods Solar Trading Company opens first store; sold the first solar panels in retail
1982	First Solar Living Source Book printed - *"We wrote the book on Solar"*
1996	Opened Solar Living Center
2001	Merged with Gaiam, Inc.
2003	Launched residential division
2008	IPO
2008-09	Acquired Marin Solar, Carlson Solar, IES, Regrid Power
2011	Acquired Alteris – became a national residential & commercial solar Company
Aug-13	Acquired Syndicated Solar
1H-14	Rebranded Real Goods Solar as RGS Energy, and acquired Mercury Energy and Sunetric – providing entry into Hawaii
Aug-14	Dennis Lacey named CEO / 4th quarter 2014 commencement of turnaround management
Sept - 14	Launched strategy to exit large commercial business to focus on core residential solar
Feb - 15	Arranged for $11M of equity from public offering
Mar-15	Initiated corporate transformation & realignment to reduce overhead with the goal of reducing the required break-even point
Jul-15	Arranged for $5M of equity from public offering
Apr-16	Arranged $10M of convertible debt offering; ≈$8M held in restricted cash
Sept-16	Raised $2.8M of convertible preferred, subsequently converted to common equity
Oct/Nov 4-16	$7.1M dollars of convertible debt to common stock, $2.4M remain held in restricted cash

2016 Capital Raises (Apr-16, Sept-16, Oct/Nov 4-16)

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We have a National Operating Footprint

RGS ENERGY	Pacific	Mid-Atlantic		New England					West Coast		RGS Total
	sunetric	Residential Segment									
States of Operation	HI	NY	NJ	MA	VT	RI	NH	CT	CA	CO*	10
Residential	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Small Commercial	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Commercial	✓	-	-	-	-	-	-	-	-	-	1
Company Field Sales Teams	✓	✓	✓	✓	✓	✓	✓	✓	-	-	8
RGS Construction Teams	✓	-	-	✓	✓	✓	✓	✓	-	-	6
Call Center Sales	-	✓	✓	✓	✓	✓	✓	✓	✓	✓	9
Authorized 3rd Party Integrators	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Number of Offices/Warehouses	2	1	-	2	1	1	-	2	-	1	10

*Corporate Headquarters

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Macro Conditions Positive for Industry - Strong Outlook for Business Growth 6 Source: GTM Research, Solar Market Insight Report 2015 The federal residential solar tax credit that was set to expire at the end of 2016 was extended by congress through 2021 - the tax credit expected to support continued demand. U.S. Photovoltaic (“PV”) Installation Forecast

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

Macro Conditions Positive for Industry: Increasing Electricity Rates & Declining Costs

Top 10 Most Expensive States For Electricity


7 New Hampshire $0.1636/kWh
5 Vermont $0.1715/kWh
2 New York $0.188/kWh
10 Michigan $0.1572/kWh
8 New Jersey $0.1572/kWh
4 Connecticut $0.1758/kWh
9 Rhode Island $0.1547/kWh
6 California $0.164/kWh
3 Alaska $0.182/kWh
1 Hawaii $0.37/kWh

Data source:
Energy Information Administration. "Electricity Data Browser."
http://www.eia.gov/electricity/data/browser.

Infographic © Industry Dive 2014

We are in 8 of the 10 states

- Nationwide, rates up ~$0.04/kWh since 1990, whereas **RGS Energy footprint** state's rates **up ~$0.10/kWh**
- We select territories where:
  - The rate of increase in electricity costs are higher than the national average
  - With high sun exposure
  - Incentives and rebates are currently offered either by the local utility provider or the local or regional government
- Prices of residential and commercial PV system prices are expected to continue to fall

Falling U.S. Solar-PV System Prices for Residential Makes Solar More Affordable


$6.97
$3.12
2009
2010
2011
2012
2013
2014

Estimated prices shown in per watt basis
Source: U.S. Energy Information Administration

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Turnaround Strategy

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

Corporate transformation progress and initiatives by Turnaround Management:

- ✓ Exited large commercial segment due to low margins and required large investment in working capital – focus on Residential Segment with anticipated higher prospects for profitability
- ✓ Streamlined operations to focus on Company strengths – call center sales, engineering and managing third party integrator network from Colorado headquarters
- ✓ Renegotiated vendor terms for lower material cost, targeting future gross margin of ≈20%
- ✓ Lowered acquisition cost for new customers through digital marketing and emphasis on referral programs
- ✓ Restructured customer contracts and sales incentives for anticipated improvement in cash-flow and meet profitability objectives
- ✓ Right-sized internal installation crews to mitigate cost of "idle time", leveraging third-party installation crews to manage fluctuations in demand
- ✓ Closed unnecessary offices to reduce infrastructure costs and focus on reducing installation cycle times to reduce costs
- ✓ Right-sized support staff to decrease sales & operating and general & administrative costs revenue
cost

These actions have improved financial performance and dropped the revenue volume required for break-even results

Operating Loss from Continuing Operations (in millions)

2014	($40.6)
2015	($16.8)
2016*	($9.7)

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*9 months ended 9/30/16

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Our Strategy - Designed to Mitigate Industry Risks NASDAQ : RGSE 9 Customer preference switching from lease to owning (customer uses own cash or cash from a loan) – RGS is not reliant upon leasing Many competitors have a high concentration in California, which has intense competition and high cost of marketing leads, which effects profitability *Reflects residential installation results in kW for 1/1/2015 – 9/30/2016

Our Strategy - Not Dependent on Leasing NASDAQ : RGSE 10 • Over 90% of RGS’ customers enjoy the benefits of Investment Tax Credit (“ITC”) • In customer presentations, the IRR is high for cash/loan purchases resulting in a strong value proposition • Net Metering (customer receives credit from utility for excess production); without net metering, IRR’s the same but smaller resulting system size, reducing RGS’ profitability • Most of our competitors focus on lease financing where the customer does not benefit from the ITC • Our niche is customers that can make a purchase with their own cash or proceeds from a loan; with the extension of the ITC through 2021, the Company believes it can grow sales in this niche Representative Customer Internal Rate of Return wit h ITC of 30% CA 11% CO 4% CT 14% MA 22% NH 11% NJ 12% NY 15% RI 17% VT 9% • Assumptions: 3.0% Annual Utility Rate Increase, $3.95/w purchase price, optimal solar site conditions, state incentives as of June 2016, 100% savings for kW hours produced, 20 year cash flow • Individual customer IRR results will vary Attractive Residential Segment Customer IRR for Cash Transactions

Progress with Turnaround Set the Stage for the 2016 Capital Raising Activities The Company required additional capital to for its turnaround strategy and to achieve its goal of becoming profitable • Turnaround Management has made progress in reducing the operating loss of the Company; strategy in place to mitigate perceived industry risks • Currently focused on organic growth in its sales organization, including focus on small commercial sourced from its residential customer base • Company successfully reduced its fixed operating infrastructure so that break - even is approximately $16M a quarter of revenue – Company has operated at that level in the past (current revenue and gross margin percentage are hampered by access to capital; as there is a fixed cost component of cost of goods sold, whenever revenue declines, gross margin percentages decline further) • In April 2016, Company closed a $10M convertible offering; majority of proceeds to be received after September 30, 2016 • In August 2016 company closed a $2.8M convertible preferred stock offering; 100% conversion to common equity as of September 29 th • Company is targeting profitable quarterly results commencing during 2017 from future sales growth and actions it has already taken to reduce cost of goods sold and to optimize acquisition costs NASDAQ : RGSE 11

Management Targeting Future Break - Even and Better Results To position the Company for break - even and better results: ▪ Operating Expenses were reduced 50.4% from 2014 to 2015, and through Q3 2016 (annualized), 34.4% less than 2015. See information on page 13 ▪ We can sell less to reach break - even as our operating costs are less ▪ By negotiating supply side agreements for equipment, the future gross margin percentage for our largest segment, Residential, is expected to be in excess of 20%. See information on page 14 ▪ We can sell less to reach break - even if each sale is more profitable ▪ The Company has revised its approach for customer acquisition costs away from the expensive industry standard of paid leads. See information on page 15 ▪ If each sale is more profitable we can sell less for break - even results ▪ The targeted level of quarterly revenue in order to achieve break - even or better results is approximately $16 million. See information on pages 16, 17 and 18 NASDAQ : RGSE 12

Aggressive Actions Have Reduced Operating Expenses We have already taken actions to reduce 2016 Operating Expenses NASDAQ : RGSE 13 * 2014 Sunetric is annualized from acquisition date April 2014 **Excludes separately reported goodwill impairment, restructuring and litigation expenses % Reduction $000's omitted FY 2014 FY 2015 First 3Q 2016 Annualized 2016A vs 2015 Residential Operating Expenses $22,108 $9,900 $4,283 $5,711 42.3% Sunetric Operating Expenses* 5,620 2,507 $1,079 1,439 42.6% Corporate Operating Expenses** 14,620 8,600 4,972 6,629 22.9% Total Operating Expenses $42,348 $21,007 $10,334 $13,779 34.4% 2015 vs 2014 total reduction 50.4%

Targeting Improved Gross Margins We expect to achieve an improvement in gross margin NASDAQ : RGSE 14 Striving for reduced labor and equipment costs • Finalized vendor agreements for cost reductions of modules & inverters • Implementing construction efficiencies (staff utilization, overtime management, truck roll management) • Expanded customer service team and implemented process improvements to minimize customer cancellations Disclaimer: Above is neither a forecast nor a projection, but an example to illustrate hypothetical gross margin percentage wit h new contract pricing and operating at the Targeted Break - Even revenue level $000's omitted As Reported Hypothetical Impact of New Pricing* Hypothetical Example 2015 Residential Segment Revenue $30,205 $30,205 2015 Residential Segment COGS 26,082 (4,275) 21,807 Gross Margin $4,123 $8,398 Gross Margin Percentage 14% 28% *Hypothetical impact is comprised of: (i) anticipated reduction from new contract pricing of ≈20% for materials; and (ii) assuming increased revenue volume to more efficiently absorb construction crew time as anticipated to occur at the Target Break-Even revenue

Targeting The Right Blend of Customer Acquisition Costs

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

- Customer Acquisition Costs consists of (i) salaries and commissions of salespersons, (ii) advertising, (iii) referral fees paid to customer and partners for closed transactions and (iv) fees paid to third parties for lists of prospective customer leads or access to merchant space to solicit customers. The solar industry has traditionally focused on paid leads.
- Turnaround management has determined that the traditional approach results in a prohibitively high customer acquisition cost. Management determined that the cost effective approach is to expand its call center and maintain field sales teams in select markets where the local geography makes that approach cost effective (i.e., Hawaii and Mainland East Coast) and utilize:
  - Digital Web Leads - Higher percentage from lead to close
  - Partner Programs - Lower cost per acquisition
  - Customer Referrals - Organic lead generation with the highest conversion rate and lowest cost per acquisition
  - Use paid lead programs structured for performance

Residential Segment

$000's omitted	2014	2015	9 Months 2016	*(Break Even Example)* 9 Months 2017
Total acquisition costs	$12,564	$4,455	$1,815	$4,740
Less fixed costs - salaries	5,286	2,603	1,356	1,800
Variable Acquisition Costs - commissions & marketing	$7,279	$1,852	$458	$2,940
Total Revenue	$55,818	$30,205	$8,478	$41,250
Variable Acquisition Costs as a % of Revenue	13%	6%	5%	7%

Disclaimer: Above is neither a forecast nor a projection, but a hypothetical example to illustrate the company's anticipated customer acquisition costs during 2017.

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Targeted Revenue Break-Even Point Calculated on Segment Basis

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

$000's omitted	***Residential***	***Sunetric***	***Total***	***Quarterly Target***
	Assuming Better Capitalization			
Hypothetical Annual Revenue for Break-Even Results	$55,000	$10,000	$65,000	**$16,250**
Gross Margin Percentage *(see page 14)*	28%	22%	27%	
Gross Margin	$15,291	$2,152	$17,443	

Using the hypothetical annual revenue and operating expenses to solve for break-even:

3Q YTD 2016 Operating Expenses *(see page 15)*	$10,334
Anticipated increased acquisition costs at the break-even installation volume	2,700
Hypothetical 9-month operating expenses at break-even volume	13,034
Hypothetical Annualized Operating Expenses at the break-even revenue volume	17,379
Hypothetical Operating Income (Loss) - Approximate ***Break-Even Results***	**$65**

Actual 2015 Results	***Residential***	***Sunetric***
Revenue	$30,205	$15,319
Gross Margin	14%	15%

The company intends to use the proceeds from 2016 capital raising activities to fund the investment in growth to achieve break-even and better results.

Disclaimer: Above is neither a forecast nor a projection, but an example to illustrate hypothetical relative revenue/margin % for break-even results

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Targeted Revenue Break - Even Calculated on a Per Watt Basis NASDAQ : RGSE 17 Disclaimer: Above is neither a forecast nor a projection, but an example to illustrate hypothetical revenue/contribution to rec overy of overhead for break - even results Residential Sunetric Sales Price w/typical additional installation features ("adders") $3.80 $4.93 COGS (including pass through financing fees and adders) 2.74 3.87 Gross Margin $ 1.06 1.06 Gross Margin % 28% 22% Customer Acquisition Costs 0.44 0.25 Contribution to Recovery of Overhead $0.62 $0.81 Using the per watt contribution per transaction to solve for break-even revenue: ($ 000's omitted) Total Actual Overhead for 9 months ended September 30, 2016 (see pages 13 and 15) $8,364 Hypothetical 3Q YTD Revenue for Break-Even Results (derived page 16) $41,250 $7,500 Hypothetical 3Q YTD Watts Installed for Break-Even Results (3Q YTD Revenue /Sales Price Per Watt) 10,867 1,521 Hypothetical 3Q YTD Contribution to Recovery of Overhead (Watts Installed x Overhead Contribution per watt) $6,739 $1,234 7,973 Hypothetical Operating Income (Loss) - Approximate Break-Even Results ($391) Price Per Watt Installed

Break-Even Revenue Target – Historical Lookback*

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

	Revenue		
$000's omitted	***Residential***	***Sunetric***	***Total***
Targeted Quarterly Break-Even Revenue:			
(Derived from pages 16 & 17)	**$13,750**	**$7,500**	
As reported:			
2013:			
2nd Quarter	$10,719		$10,719
3rd Quarter	$15,425		$15,425
4th Quarter	$17,014		$17,014
2014:			
1st Quarter	$13,274		$13,274
2nd Quarter	$15,943	$3,071	$19,014
3rd Quarter	$14,357	$3,803	$18,160
4th Quarter	$12,242	$5,868	$18,110
2015:			
1st Quarter	$6,857	$3,753	$10,610
2nd Quarter	$11,110	$3,617	$14,727
3rd Quarter	$6,894	$3,544	$10,438
4th Quarter	$5,344	$4,405	$9,749
2016:			
1st Quarter	$3,752	$1,187	$4,939
2nd Quarter	$3,296	$1,588	$4,884
3rd Quarter	$1,427	$1,036	$2,463

Results reflect awaiting full access to 2016 capital raises necessary to grow revenue

**On a segment basis, the Company has reported installation revenue in excess of the Targeted Break-Even amounts in the past. In prior periods, RGS had a larger sales force than present and, accordingly, amounts are not directly comparable. For example, the Company will have to increase the size of its sales force to achieve Break-Even revenue (see page 20). Prior installation revenue amounts are not necessarily indicative of future results and there cannot be any assurance that the Company will be able to achieve its Targeted Break Even revenue amounts in the future*

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To Grow our Revenue, We Need to Increase The Size of Our Sales Organization NASDAQ : RGSE 19 We will need to increase the size of our residential sales organization Residential Segment annual target revenue in Break-Even analysis (See Slide 16) $55,000,000 Anticipated small commercial contribution: 2015, without dedicated follow-up on leads 2,263,000$ Budget with dedicated leader and "mining" leads from Residential homeowner sales team 8,000,000 Remainder - anticipated residential homeowner annual revenue $47,000,000 Required size of sales organization to achieve the anticipated residential homeowner annual revenue: Anticipated quarterly # of deals closed per the average sales representative 12 Anticipated average price of system size sold $31,000 Anticipated average quarterly sales per the average sales representative $385,778 Anticipated average annual sales of the average sales representative $1,543,111 Average required number of sales representatives (Homeowner Revenue / Avg. Rep. Annual Sales) 30 Number of sales persons at September 30, 2016 17 Net additional increase in head count 13

Use of Proceeds from 2016 Capital Raises - Grow Revenue Use proceeds to fund the investment in growth to achieve break even results and better, in the future: • Grow Sales Organization: • Additions to sales headcount • Training • Incur marketing spend to generate leads • Additions to sales support headcount • Close Sales with customers in advance of installation: • Order equipment in advance • Increase construction organization to match sales • Partial payments to authorized third party installers prior to full installation • New states of operations infrastructure • Expand Small Commercial capabilities • Convert and grow the Company's backlog which at September 30, 2016 was • Residential Segment $ 9,722,000 • Sunetric Segment 2,871,000 • Total Backlog $12,593,000 NASDAQ : RGSE 20

Hypothetical Example - Bridge from Backlog and Future Sales to Break - Even Revenue Target NASDAQ : RGSE 21 Planned Actions While Ramping to Break - Even Revenue Volume • Existing backlog expected to convert faster as better capitalization allows for vendor & integrator payments to increase installations • Anticipated expansion of sales team during 4th quarter and onward; typical onboarding and training time is 90 days before achieving average rep production level • Anticipated marketing spend to support sales team commencing 4 th quarter and onward with typical conversions to closings 30 - 60 days thereafter • Expectation is that above actions of 2016 result in higher sales volumes commencing during 1 st quarter 2017 • Anticipated hiring and training of in - house construction crews, along with expansion of 3 rd party installer network, with resulting anticipated increased construction capability anticipated to be able to install at the break - even level commencing 3 rd quarter 2017 Disclaimer: Above is neither a forecast nor a projection, but a hypothetical example to illustrate interplay of backlog and future sales toward achievement of targeted break even installation revenue Rounded, $000's omitted 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 (actual) (actual) (actual) (example) (example) (example) (example) (example) Beginning Backlog 17,000$ $16,000 $13,000 $13,000 $11,000 $12,000 $14,000 $18,000 New Sales 4,000 1,000 2,000 5,000 10,000 16,000 22,000 24,000 Installation Revenue 5,000 5,000 2,000 6,000 9,000 13,000 18,000 21,000 Ending Backlog 16,000$ 12,000$ 13,000$ 12,000$ 12,000$ 15,000$ 18,000$ 21,000$

To Execute its Business Turnaround Strategy, RGS Requires Better Capitalization

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

$000's omitted	2014	2015				2016		
	Q4*	Q1	Q2	Q3	Q4	Q1	Q2	Q3**
Loss from Continuing Operations	($13,394)	($3,552)	$1,575	($3,881)	($3,949)	($3,812)	($3,533)	($7,734)
Separately Reported Items in the Statement of Operations:								
Financial Instrument Non-Cash accounting income (expense):								
Change in valuation of warrants	(5,956)	(1,755)	(4,509)	(660)	(203)	42	(309)	535
Interest expense for financial instruments	0	0	0	0	0	0	798	1,240
Debt Extinguishment	0	0	0	0	0	0	0	2,831
M&A expense	(21)	0	0	0	0	0	0	0
Litigation Expense	0	0	500	1,084	420	24	0	0
Asset Impairment charge	10,400	0	0	0	0	0	0	0
Restructuring expense	252	21	337	66	23	37	0	0
Comparative Loss from Continuing Operations	(8,719)	(5,286)	-2,097	(3,391)	(3,709)	(3,709)	(3,044)	(3,128)
Discontinued Operations Income/(Loss)	(2,784)	(182)	133	(397)	(260)	161	70	(1)
Comparable Net Loss	($11,503)	($5,468)	($1,964)	($3,788)	($3,969)	($3,548)	($2,974)	($3,129)
Decrease in Comparable Net Loss From Quarter-to-Quarter		**52%**	**64%**					
Capital Available:								
Cash & Availability Under Line-of Credit	**$3,597**	**$2,765**	**$6,058**	$1,090	$597	$188	$711	$1,780

**** Commencement of Turnaround***

***** Q3 2016 Availability under Line-of-Credit based upon October 1, 2016 facility size of $4M***

When we have greater amounts of cash and availability we believe we are able to execute our turnaround strategy and improve our operating performance

Note about Non-GAAP Measures:
Comparative Loss from Continuing Operations and Comparable Net Loss are not GAAP measurements of results of operations. The Company is presenting these non-GAAP measures, including the reconciliation above to the GAAP measure Loss from Continuing Operations, to provide additional clarity about the results of operations.

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Pro Forma Capitalization Table Notes: A. Pro forma exercise price ranging from $12 to $1,400 B. Calculated assuming full conversion of $10 million of Notes at an average exercise price of $0.96. Series G Warrants have an ini tial exercise price of $16.56 with a price reset at 4/1/2017. C. Currently issued options with Pro forma exercise price ranging from $48 to $3,000. D. Warrants have an initial exercise price of $5.50 with a price reset at payoff of Convertible Note. NASDAQ : RGSE 23 Disclaimer: Above is neither a forecast or projection, but a pro forma to illustrate hypothetical future shares outstanding. Ac tual shares will differ and most likely significantly as this analysis does not assume any changes in the company's stock price after July 20, 2016. Common Stock: Issued and Outstanding at September 30, 2016 2,532,210 Non-employee Stock Options and Warrants (note A) 300,000 Proforma to be issued under Convertible Notes (note B): Notes, including accrued interest, converted for common shares 11,085,000 Detachable G Warrants 291,298 Underwriter Warrants 77,000 Employee stock options (note C) 5,840 Issuable for business combinations 911 Detachable H Warrants for September Convertible Preferred Offering (Note D) 248,632 Total actual and estimated shares of Common Stock issued and outstanding or to-be-issued-and- outstanding 14,540,892

RGS Senior Management Team - Leading the RGS Energy Turnaround

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY®

Dennis Lacey*
CEO

- Track record of successful business turnarounds in diverse industries including equipment leasing, quick service restaurants and global customer care service industries
- C-level experience with public companies as CEO and CFO, including a NYSE listed commercial bank, and with a private investment firm
- Career started in public accounting rising to rank of audit partner with a Big 8 accounting firm

Seth Wiggins*
Vice President of Sales & Operations

- Built the Company's call center which consists of two divisions, lead generation and inside sales. His teams have generated over 3,000 new sales orders (+20MW) and sold over $100M in residential solar
- Served as Director of Sales at Syndicated Solar, Inc. and grew the sales team from $2M to $20M in under two years
- Accredited by the North American Board of Certified Energy Practitioners (NABCEP Certified Solar Installer)

Alan Fine*
Principal Financial Officer & Treasurer

- Previously served as Principal Accounting Officer at RGS Energy
- Prior experience as CFO, principal accounting officer and director of operations for several public and private companies
- Licensed CPA

Thomas Mannik
Principal Accounting Officer & Controller

- Prior experience as CFO and Controller for several public and private companies
- BA degree in accounting from James Madison University; Masters of Taxation from the University of Denver; licensed CPA

Russell Bunce*
Vice President of Customer Service

- Manages the Company's customer service and RGS Financing departments
- Understands the RGS product having run sales offices and sales operations
- Held senior management positions at KB Home and D.E. McNabb

Brad Bentzen*
Director of Operations

- Manages the Company's engineering, procurement and in-house construction departments
- Served as a project manager for Forrester Construction Company, a general contractor
- Professional engineering licensees & accredited LEED AP by the U.S. Green Building Counsel

Tyler Clarke*
Director, Corporate Risk & Development

- Focused on expanding corporate opportunities and controlling risk
- Understands RGS, having run sales and operational support, customer service, and 3rd party construction partners
- Leadership and operations experience in a variety of business settings; start-up's, legal, public sector & small business

Karen Rainone*
Human Resources Director

- Extensive experience in leading Human Resources departments in the medical office and medical devices field
- Served as Human Resources Manager at Roomlinx, as well as Payroll and Benefits Manager at Clinica Family Health Services

**Team member of Turnaround Management commencing 4th quarter 2014*

NASDAQ: RGSE

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Key Takeaways ▪ Operates in a Large & Growing Market with Favorable Macro Dynamics — increasing utility rates and decreasing PV system costs, along with extension of ITC for 5 years, results in a favorable customer value proposition ▪ 38 - years in Solar Industry — proven performance with both residential & small commercial customer installations ▪ Nationwide Platform that is Scalable — strategically located in key U.S. solar regions, a re - tooled business model that is “capital light” in that expansion in existing markets, and into new territories, can be accomplished via the Company’s established call center and network of third party integrators ▪ Viable Plan for Break - Even and Better Future Results — Turnaround Management has: (i) “right sized” the business for a lower targeted break - even revenue; and (ii) a demonstrated history of improving financial performance ▪ Opportunities to Improve Results ▪ Proceeds from 2016 capital raises position the company to execute its turnaround plan and achieve break - even or better results for the future ▪ Ancillary product sales, such as water heaters & energy storage (test marketing in HI) ▪ Supply chain improvements negotiated – expect higher margins ▪ Management team with a demonstrated record of reducing operating costs ▪ Enter new territories ▪ Grow small commercial business NASDAQ : RGSE 25

Contact Us RGS Energy 833 West South Boulder Road Louisville, CO 80027 Tel 303.222.8400 Dennis Lacey, CEO Investor Relations Liolios Group, Inc. Ron Both Tel 949.574.3860 RGSE@liolios.com NASDAQ : RGSE 26 RGS Energy (NASDAQ: RGSE) is a residential and small commercial solar Company since 1978, which has installed more than 25,000 solar power systems. RGS Energy makes it very convenient for customers to save on their energy bill by providing turnkey solar solutions - from system design, construction planning, customer financing assistance, installation, to interconnection and warranty. For more information, visit RGSEnergy.com, on Facebook at www.facebook.com/rgsenergy and on Twitter at www.twitter.com/rgsenergy. Information on such websites is not incorporated by reference into this presentation. RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.” NASDAQ: RGSE www.rgsenergy.com